SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2004

                               SWISS MEDICA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       000-09489              98-0355519
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


53 Yonge Street Third Floor, Toronto, Ontario, Canada                 M5E 1J73
      (Address of principal executive offices)                       (Zip code)

 Registrant's telephone number, including area code:             (416) 868-0202

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On December 23, 2004, Swiss Medica, Inc. (the "Company") entered into a Securities Purchase Agreement with Highgate House, LP ("Highgate") and Montgomery Equity Partners, LP ("Montgomery"). Pursuant to the Securities Purchase Agreement, the Company shall issue convertible-redeemable debentures to Highgate and Montgomery in the original principal amount of $1,000,000, collectively. The debentures have a 210-day term and accrue interest at 7% per year. The $1,000,000 will be disbursed as follows: $500,000, within five days of December 23, 2004 and $500,000, within five days of the filing of a registration statement related to the shares issueable upon conversion of the convertible debentures, assuming the debentures are not otherwise redeemed by the Company. The debentures may be redeemed by the Company at any time, in whole or in part. The redemption price will be equal to 125% of the amount redeemed plus accrued interest. The debentures are also convertible at the holder's option, after 180 days from December 23, 2004, up to maturity at a conversion price equal to the lower of (i) $0.372 or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. The debentures are secured by the assets of the Company. At maturity, assuming the debentures are not redeemed by the Company, the debentures will automatically convert into shares of common stock at a conversion price equal to the lower of
(i) $0.372 or (ii) 80% of the lowest closing bid price of the common stock for five trading days immediately preceding the conversion date. Pursuant to the Securities Purchase Agreement entered into on December 23, 2004, Highgate and Montgomery each received 250,000 warrants. The warrants have an exercise price equal to the lower of (i) $0.248 or (ii) 80% of the closing bid price of the common stock on the date this registration statement becomes effective. The warrants expire three years from December 23, 2004.

         Simultaneously with the execution of the Securities Purchase Agreement, the Company entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP on December 23, 2004. The Company is under no obligation to request advances under the Standby Equity Distribution Agreement. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners, LP shares of common stock for a total purchase price of up to $3.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners LP will pay the Company 98% of the lowest volume weighted average price of the Company's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the 5 days immediately following the notice date. Cornell Capital Partners, LP will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell Capital Partner's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $75,000 per weekly advance. Cornell Capital Partners, LP will receive a commitment fee equal to $40,000 of the Company's common stock based on the price of the Company's stock on December 23, 2004. On December 20, 2005, the Company will issue to Cornell Capital Partners, LP additional shares of the Company's common stock in an amount equal to $50,000 based on the price of the Company's stock on December 23, 2005. The Company shall also pay Sloan Securities Corporation a fee equal to $10,000 of the Company's common stock based on the price of the Company's common stock on December 23, 2004 under a placement agent agreement relating to the Standby Equity Distribution Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01 above.


Item. 8.01 Other Events.

         On December 6, 2004, the Company closed a private financing of $600,000 CAD (approximately $508,475 USD) through a private placement to an accredited Canadian investor (the "Investor"), issuing an aggregate of $600,000 CAD in promissory notes, in two equal installments of $300,000 CAD (approximately $254,238), with the first installment delivered on December 7, 2004 and second installment to be delivered to the Company on January 3, 2005 (collectively, the "Loan"). The Loan is secured by all of the assets of the Company. The Loan is governed by two Promissory Notes each in the principal amount of $300,000 CAD (the "Notes"). The principal on the Notes is due on June 5, 2005, with interest due on the Notes as follows: $6,000 CAD (approximately $5,085 USD) due on January 5, 2005 and $12,000 CAD (approximately $10,170 USD) due on or before the 5th of the month beginning in February through June 2005. The Note may be prepaid in whole or in part at any time; provided, however, notwithstanding such prepayment, the Company shall remain obligated to make all scheduled payments due thereunder and outlined above. The Investor received 350,000 warrants pursuant to the Note and Warrant Purchase Agreement entered into with the Company. The warrants have an exercise price equal to $0.20 per share and are exercisable for a period of five years beginning on December 6, 2004.

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

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description

Exhibit             Description                                                           Location
-------             -----------                                                           --------
                    Standby Equity Distribution Agreement dated as of December
Exhibit 99.1        23, 2004  between the Company and Cornell Capital Partners, LP        Provided herewith


                    Registration  Rights Agreement dated as of December 23, 2004 between
Exhibit 99.2        the Company and Cornell Capital Partners, LP                          Provided herewith

                    Placement Agent Agreement dated as of December 23, 2004 by
Exhibit 99.3        and among the Company, Cornell Capital Partners, LP and Sloan
                    Securities Corporation                                                Provided herewith

                    Securities  Purchase Agreement dated as of December 23, 2004 between
Exhibit 99.4        the Company and Cornell Capital Partners, LP                          Provided herewith

Exhibit 99.5        Secured Debenture issued to Highgate House, LP                        Provided herewith

Exhibit 99.6        Secured Debenture issued to Montgomery Equity Partners, LP            Provided herewith

                    Security  Agreement  dated  as of  December  23,  2004  between  the
Exhibit 99.7        Company and Cornell Capital Partners, LP                              Provided herewith

                    Registration  Rights Agreement dated as of December 23, 2004 between
Exhibit 99.8        the Company and Cornell Capital Partners, LP                          Provided herewith

                    Warrant  issued  to  Highgate  House,   LP  and  Montgomery   Equity
Exhibit 99.9        Partners, LP                                                          Provided herewith


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 30, 2004                    SWISS MEDICA, INC.


                                              By: /s/ Raghu Kilambi
                                                  ---------------------------
                                              Name:   Raghu Kilambi
                                              Title:   Chief Executive Officer

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